Exhibit 25
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           [__]

                          ___________________________

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                 13-5160382
(State of incorporation                  (I.R.S. employer
if not a U.S. national bank)             identification no.)

One Wall Street, New York, N.Y.          10286
(Address of principal executive offices) (Zip code)

                          ___________________________

                            REYNOLDS METALS COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                 54-0355135
(State or other jurisdiction of          (I.R.S. employer
incorporation or organization)           identification no.)




6601 West Broad Street
Richmond, VA                             23230
(Address of principal executive offices) (Zip code)

                          ___________________________

                                Debt Securities
                      (Title of the indenture securities)

 = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information.  Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

-----------------------------------------------------------------------------
               Name                         Address
-----------------------------------------------------------------------------

     Superintendent of Banks of the     2 Rector Street, New York, N.Y.
     State of New York                  10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York   33 Liberty Plaza, New York, N.Y.
                                        10045

     Federal Deposit Insurance          Washington, D.C.  20429
     Corporation

     New York Clearing House            New York, New York  10005
     Association

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of May, 1999.


                              THE BANK OF NEW YORK


                              By:        /s/ MARY LAGUMINA
                                  --------------------------------------
                              Name:      MARY LAGUMINA
                              Title:     ASSISTANT VICE PRESIDENT

----------------------------------------------------------------------------
                                                   Exhibit 7

             Consolidated Report of Condition of

                    THE BANK OF NEW YORK

          of One Wall Street, New York, N.Y. 10286
           And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                               Dollar Amounts
ASSETS                                           In Thousands
Cash and balances due from
 depository institutions:
 Noninterest-bearing balances and
  currency and coin.....................           $4,508,742
 Interest-bearing balances..............            4,425,071
Securities:
 Held-to-maturity securities...........               836,304
 Available-for-sale securities.........             4,047,851
Federal funds sold and Securities
 purchased under agreements to
 resell................................             1,743,269
Loans and lease financing receivables:
 Loans and leases, net of unearned
  income................39,349,679
 LESS: Allowance for loan and
  lease losses............603,025
 LESS: Allocated transfer risk
  reserve..................15,906
 Loans and leases, net of unearned
  income, allowance, and reserve.......            38,730,748
Trading Assets.........................             1,571,372
Premises and fixed assets
 (including capitalized leases)........               685,674
Other real estate owned................                10,331
Investments in unconsolidated
 subsidiaries and associated
 companies.............................               182,449
Customers' liability to this bank
 on acceptances outstanding............             1,184,822
Intangible assets......................             1,129,636
Other assets...........................             2,632,309
                                                  -----------
Total assets...........................           $61,688,578
                                                  ===========

LIABILITIES
Deposits:
 In domestic offices...................           $25,731,036
 Noninterest-bearing.........10,252,589
 Interest-bearing............15,478,447
 In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.....            18,756,302
 Noninterest-bearing............111,386
 Interest-bearing............18,644,916
Federal funds purchased and
 Securities sold under agreements
 to repurchase.........................             3,276,362
Demand notes issued to the
 U.S. Treasury.........................               230,671
Trading liabilities....................             1,554,493
Other borrowed money:
 With remaining maturity of one
  year or less.........................             1,154,502
 With remaining maturity of more
  than one year through three years....                   465
 With remaining maturity of more
  than three years.....................                31,080
Bank's liability on acceptances
 executed and outstanding..............             1,185,364
Subordinated notes and debentures......             1,308,000
Other liabilities......................             2,743,590
                                                  -----------
Total liabilities......................            55,971,865
                                                  ===========

EQUITY CAPITAL
Common stock...........................             1,135,284
Surplus................................               764,443
Undivided profits and capital
 reserves..............................             3,807,697
Net unrealized holding gains
 (losses) on available-for-sale
 securities............................                44,106
Cumulative foreign currency
 translation adjustments...............           (    34,817)
                                                  -----------
Total equity capital...................             5,716,713
Total liabilities and equity                      -----------
 capital...............................           $61,688,578
                                                  ===========

     I, Thomas J. Mastro, Senior Vice President and
Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                    Thomas J. Mastro

     We, the undersigned directors, attest to the
correctness of this Report of Condition and declare that it
has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the
instructions issued by the Board of Governors of the Federal
Reserve System and is true and correct.
                       --
Thomas A. Reyni         ]
Alan R. Griffith        ]                Directors
Gerald L. Hassell       ]
                       --

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